SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ALPINE GLOBAL DYNAMIC DIVIDEND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpine Global Dynamic Dividend Fund
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-800-617-7616

March 30, 2015

Dear Shareholder:

We are writing to inform you of the upcoming annual meeting of shareholders of the Alpine Global Dynamic Dividend Fund, a Delaware statutory trust (the “Fund”), scheduled to be held on May 20, 2015 (the “Meeting”) to elect one Trustee to the Board of Trustees (the “Board”) to serve for a three-year term to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.  This proposal is discussed in more detail in the Fund’s proxy statement (the “Proxy Statement”), which you should read carefully.  The Board believes that this proposal is in the best interests of the Fund and its shareholders, and unanimously recommends that you vote “FOR” the election of Samuel A. Lieber as a Trustee.

If you are a shareholder of record as of the close of business on February 20, 2015, you are entitled to vote at the Meeting and at any adjournments or postponements thereof.  While you are, of course, welcome to join us at the Meeting, shareholders may wish to cast their votes by filling out and signing the Proxy Card.  The Board has recommended the election of Mr. Lieber as a Trustee and encourages you to vote “FOR” his election.  If you have any questions regarding the matter to be voted on, please do not hesitate to call 1-866-745-0267. Whether or not you are planning to attend the Meeting, we need your vote.  Please mark, sign, and date the Proxy Card and promptly return it, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

Andrew Pappert, Secretary

Alpine Global Dynamic Dividend Fund
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-800-617-7616

NOTICE OF ANNUAL MEETING
TO BE HELD MAY 20, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 20, 2015: The Proxy Statement is available at www.proxyonline.com/docs/agd.pdf.

To the shareholders of the Alpine Global Dynamic Dividend Fund, a Delaware statutory trust (the “Fund”):

Notice is hereby given that the Annual Meeting (the “Meeting”) of shareholders of the Fund will be held on May 20, 2015, at 10:30 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604.  At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.	To elect Mr. Samuel A. Lieber as a Trustee to the Board of Trustees for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or at any adjournments or postponements thereof.

These items are discussed in greater detail in the Fund’s Proxy Statement.  Shareholders of record at the close of business on February 20, 2015 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.  Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the proxy card, so that a quorum will be present and a maximum number of shares may be voted.

By Order of the Board of Trustees,

Andrew Pappert, Secretary

March 30, 2015

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION		VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith Estate of Jane Smith	John B. Smith, Executor

Alpine Global Dynamic Dividend Fund
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-800-617-7616

PROXY STATEMENT
March 30, 2015

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of the Alpine Global Dynamic Dividend Fund (the “Fund”), to the shareholders of the Fund, in connection with the Fund’s solicitation of shareholders’ proxies for use at its Annual Meeting (the “Meeting”) scheduled to be held May 20, 2015, at 10:30 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604, and any adjournments thereof, for the purposes set forth below and in the accompanying Notice of Annual Meeting.  This Proxy Statement was mailed to shareholders of record on February 20, 2015 on or about March 30, 2015 and is available on the internet at www.proxyonline.com/docs/agd.pdf.  At the Meeting, the shareholders of the Fund will be asked:

1.	To elect Mr. Samuel A. Lieber as a Trustee to the Board of Trustees for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or at any adjournments or postponements thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Shareholders of the Fund at the close of business on February 20, 2015 will be entitled to be present and vote at the Meeting.  As of that date, there were 12,603,082 shares of the Fund outstanding and entitled to vote, representing total net assets of $146,195,751.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the proxy card. Properly executed proxies will be voted according to your instructions, at the Meeting or at any adjournments or postponements thereof, by the persons named in this Proxy Statement.  In the absence of such instructions, however, the persons named in this Proxy Statement will vote “FOR” the election of Mr. Lieber and may vote in their discretion with respect to other matters that may be properly presented at the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by (i) writing to the Secretary of the Fund, Andrew Pappert, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, (ii) properly submitting a later-dated proxy card, or (iii) voting in person at the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and at any adjournments or postponements thereof, as provided above.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present in person or represented by proxy at the Meeting with a quorum present.  For purposes of the election of a Trustee, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast.  Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Lieber as a Trustee.  All properly executed proxies received prior to the Meeting will be voted, at the Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the election of Mr. Lieber as a Trustee.

Quorum Requirements, Abstentions and Broker Non-Votes, and Adjournments and Postponements.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Fund’s Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at the Meeting.  Abstentions and broker non-votes will not, however, be treated as votes cast at the Meeting.  Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring any percentage of the outstanding voting securities of the Fund for approval.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

The chairman of the Meeting shall have the power to adjourn the Meeting without further notice other than announcement at the Meeting. The Board of Trustees also has the power to postpone the Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.

Written notice of an adjournment of the Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat, at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Fund primarily by mail and may also include solicitation by telephone, facsimile, electronic or oral communications by certain officers of the Fund or employees of Alpine Woods Capital Investors, LLC (the “Investment Adviser”), or State Street Bank and Trust Company (“State Street”), the Fund’s administrator, who will not be paid for these services. The Fund has retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a fee of $1,750 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures.  The Fund, the Investment Adviser or State Street may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Delivery of Proxy Statement to Shareholders Sharing an Address (Householding).  Only one Proxy Statement is being delivered to multiple shareholders sharing the same address. If requested, the Fund shall provide a Proxy Statement to each shareholder sharing an address. Such shareholders requesting individual proxy statements may call 1-866-745-0267 to place their request.

PROPOSAL

ELECTION OF TRUSTEES

Background.  The Board consists of five Trustees, four of whom are not “interested persons” of the Fund or the Investment Adviser, as defined in the Investment Company Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term. The classes of Trustees are indicated below:

Nominee To Serve Until 2018 Annual Meeting of Shareholders
Samuel A. Lieber

Trustees Serving Until 2017 Annual Meeting of Shareholders
Eleanor T.M. Hoagland
Jeffrey E. Wacksman

Trustees Serving Until 2016 Annual Meeting of Shareholders
James A. Jacobson
H. Guy Leibler

At the Meeting, shareholders will be asked to vote for the election of Mr. Lieber, to serve as a Trustee for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

The persons named as proxies on the proxy card enclosed with this Proxy Statement will vote as directed by the instructions on the proxy card and, in the absence of instructions, will vote at the Meeting “FOR” the election of Mr. Lieber to serve as a Trustee of the Fund for a term of three years to expire at the 2018 Annual Meeting or until his successor has been duly elected and qualified.

Mr. Lieber has consented to be named in this Proxy Statement and has agreed to serve if elected.  If Mr. Lieber is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee of the Fund.

Information Concerning the Nominee / Trustees. The following table sets forth information about Mr. Lieber for election to the Board of Trustees and each continuing member of the Board of Trustees, including his or her name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment and other directorships held during the past five years.

Mr. Samuel A. Lieber is considered to be an “interested person” of the Fund, within the meaning of the Investment Company Act, and of the Investment Adviser. Each of the currently-elected trustees, except for Mr. Lieber,  is an Independent Trustee.

Name, Address and Age	Position	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee
NOMINEE/INTERESTED TRUSTEE
Samuel A. Lieber** (1956) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Interested Nominee and Trustee, President and Chairman of the Board	Until 2015, since July 2006.(2)	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	17	Trustee and Chairman of the Board, each of the Alpine Trusts.*
INDEPENDENT TRUSTEES
Eleanor T.M. Hoagland (1951) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2017, since October 4, 2012. (3)	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011 to 2013); Vice President (2008 to 2010) and CCO (2009 to 2010), Ameriprise Financial Inc.	17	Trustee of each of the Alpine Trusts.*
James A. Jacobson (1945) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2016, since July 2009. (4)	Retired (since 2008); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (sales and trading firm) (2003 to 2008).	17
Trustee of PIMCO Closed-End Funds (since 2014); Trustee of PIMCO Managed Accounts Trust (since 2014); Trustee of Allianz Global Investors Multi-Funds (since 2009); Trustee of each of the Alpine Trusts.*

H. Guy Leibler (1954) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2016, since July 2006. (4)	President, Simone Healthcare Development (since 2013); Private investor (since 2007).	17	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts.*
Jeffrey E. Wacksman (1960) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2017, since July 2006. (3)	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	17
Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women’s sportswear) (since 1994); Director, MH Properties, Inc. (since 1996); Trustee of each of the Alpine Trusts.*

*
The Trustees identified in this proxy are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). The Trustees currently oversee seventeen portfolios within six Alpine Trusts.

**	Mr. Lieber is the CEO of the Investment Adviser and is also the son of Stephen A. Lieber.

(1)
The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor(s) elected to such class serve for a three year term.

(2)	Nominee to serve, if elected, until the Fund’s 2018 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
(3)	Term continues until the Fund’s 2017 Annual Meeting of Shareholders or until his or her successor is duly elected and qualifies.
(4)	Term continues until the Fund’s 2016 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

Name, Address and Age	Position	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years
Stephen A. Lieber (1925) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Executive Vice President	Indefinite, since June 2006.
Principal, Alpine Woods Capital Investors, LLC (since 2003); Chief Investment Officer, Alpine Woods Capital Investors, LLC (2003-2013); Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).

Kenneth Corrado (1964) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Compliance Officer	Indefinite, since July 2013.
Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice
President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).

Ronald G. Palmer, Jr. (1968) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Financial Officer	Indefinite, Chief Financial Officer since January 2010; Treasurer February 2012 to December 2013.	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010); Independent Consultant (2008 to 2009).
Joe C. Caruso (1971) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Treasurer	Indefinite, since December 2013.	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).
Andrew Pappert (1980) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Secretary	Indefinite, since March 2009.	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).

(1)	Each executive officer will hold office for an indefinite term until the date he resigns and retires or until his successor is duly elected and/or appointed and qualifies.

Qualifications of Board of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee. Ms. Hoagland has substantial experience in the investment business, including previously serving as the Chief Compliance Officer of a mutual fund complex. She also is well-versed in risk management, having led such an effort for other fund complexes. Mr. Leibler has substantial experience as a senior executive of an operating company. Mr. Wacksman has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Jacobson has substantial experience as a senior executive of a specialist broker. Mr. Lieber has been the Chief Executive Officer of the Investment Adviser since its inception and has substantial experience as an executive and portfolio manager and in leadership roles with the Alpine Funds and the Investment Adviser. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute representations that the Board or any Trustee have any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

Board Meetings and Committees. The Board held four regular meetings and one special meeting during the fiscal year ended October 31, 2014.  The Board has three standing Committees: (1) the Audit Committee, (2) the Nominating and Corporate Governance Committee and (3) the Valuation Committee. Each Committee consists of all four of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees. For the fiscal year ended October 31, 2014, Mr. Lieber attended all of the meetings of the Board held during the period for which he was a Trustee.

Mr. Samuel A. Lieber serves as Chairman of the Board and Mr. H. Guy Leibler serves as Lead Independent Trustee. The Lead Independent Trustee works with the Chairman of the Board to set the agendas for Board meetings. The Lead Independent Trustee also serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management.

Audit Committee. The Board has an Audit Committee consisting of all the Independent Trustees.  In addition, the members of the Audit Committee are also “independent,” as defined in the Fund’s written Charter for the Audit Committee.  The members of the Audit Committee are Ms. Hoagland, Mr. Leibler, Mr. Wacksman and Mr. Jacobson.  Mr. Leibler serves as the Chairman of the Audit Committee.  Messrs. Leibler and Jacobson both serve as Audit Committee Financial Experts.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Board has adopted a written Charter for the Audit Committee, which is available at the Fund’s website, www.alpinefunds.com.  The Audit Committee met four times during the fiscal year ended October 31, 2014.

Nominating and Corporate Governance Committee. The Board has a Nominating and Corporate Governance Committee (the “Nominating Committee”) consisting of all the Independent Trustees.  The members of the Nominating Committee are Ms. Hoagland, Mr. Leibler, Mr. Wacksman and Mr. Jacobson.  Mr. Leibler serves as the Chairman of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will consider Trustee candidates recommended by shareholders of the Fund.  Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to the Board of Trustees for the Fund if they follow the advance notice provisions in the Fund’s By-Laws, as more fully set forth on page 16.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund’s business. The Nominating Committee met four times during the fiscal year ended October 31, 2014.  The Board has adopted a written Charter for the Nominating Committee, which is available at the Fund’s website, www.alpinefunds.com.

Valuation Committee.  The Board has a Valuation Committee consisting of all the Independent Trustees.  The members of the Valuation Committee include Ms. Hoagland, Mr. Leibler, Mr. Wacksman and Mr. Jacobson.  Mr. Wacksman serves as Chairman of the Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of portfolio securities and other investments; and (2) as required by the Fund’s valuation policies, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.  The Valuation Committee met four times during the fiscal year ended October 31, 2014. The Board has adopted a written Charter for the Valuation Committee, which is available at the Fund’s website, www.alpinefunds.com.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Investment Adviser and various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s Chief Compliance Officer as well as personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

Communication to the Trustees.  Shareholders may contact the Trustees directly by contacting the Secretary of the Fund at the principal executive offices of the Fund with such request.  Such correspondence should be sent to Andrew Pappert, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

The Fund does not expect Trustees, except for Mr. Lieber, to attend the Meeting. Mr. Lieber attended the Fund’s annual meeting of shareholders held on May 28, 2014.

Compensation of Trustees.  The table below sets forth the amount of compensation the Trustees received from the Fund during the fiscal year ended October 31, 2014.  No executive officer received compensation from the Fund during the fiscal year ended October 31, 2014 in excess of $60,000. The Trustees and executive officers do not receive pension or retirement benefits from the Fund. Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation from Fund and Fund Complex* Paid to Trustee
Independent Trustees
Eleanor T.M. Hoagland	$12,538	$125,000
Jeffrey E. Wacksman	$12,538	$125,000
H. Guy Leibler	$15,045	$150,000
James A. Jacobson	$12,538	$125,000
Interested Trustee
Samuel A. Lieber	$0	$0

*
The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Equity Income Fund, Alpine Dynamic Dividend Fund, Alpine Financial Services Fund, Alpine Small Cap Fund, Alpine Transformations Fund and Alpine Accelerating Dividend Fund), each series of the Alpine Equity Trust (Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, and Alpine Global Infrastructure Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund, Alpine Ultra Short Municipal Income Fund, and Alpine High Yield Managed Duration Municipal Fund), the Alpine Global Premier Properties Fund and the Alpine Total Dynamic Dividend Fund.  There are six registrants in the Fund Complex.

The Fund Complex pays an annual fee to each Independent Trustee in the amount of $125,000. The Fund Complex pays an additional $25,000 annually to the Lead Independent Trustee. Travel expenses of Independent Trustees that are incurred in connection with attending meetings of the Board are also be reimbursed.  These fees and expenses are allocated to each Fund based on relative assets within the Fund Complex.

Management Ownership.  To the knowledge of the Fund’s management, before the close of business on February 20, 2015, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.  The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of March 16, 2015:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex*
Independent Trustees
Eleanor T.M. Hoagland	A	E
Jeffrey E. Wacksman	A	E
H. Guy Leibler	A	B
James A. Jacobson	A	E
Interested Trustee
Samuel A. Lieber	B	E

*
The Fund Complex includes the Fund, each series of the Alpine Series Trust, each series of the Alpine Equity Trust, each series of the Alpine Income Trust, the Alpine Global Premier Properties Fund and the Alpine Total Dynamic Dividend Fund.

Trustee Transactions with Fund Affiliates. As of February 20, 2015, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Investment Adviser, or an affiliate of or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families had any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, for the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Required Vote. The election of a Trustee to the Board of Trustees requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee, represented in person or by proxy at the Meeting of the shareholders with a quorum present. For purposes of the election of Mr. Lieber, abstentions and broker non-votes will be treated as shares present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Lieber as a Trustee.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. LIEBER TO THE BOARD OF TRUSTEES.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Fund’s Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.  The Fund’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.  State Street also serves as the Fund’s Custodian for the Fund’s securities and cash.  The Fund’s transfer and dividend disbursing agent is Boston Financial Data Services, Inc. (“BFDS”), PO Box 8061, Boston, Massachusetts 02266.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 500 College Road East, Princeton, NJ 08540, currently serves as the independent registered public accountant for the Fund.  Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Fund has engaged Deloitte to perform audit services, audit-related services, tax services and other services for the current fiscal year.  ”Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  ”Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for the fiscal year ended October 31, 2014 for audit fees, audit-related fees, tax fees and other fees by Deloitte:

	Aggregate total for fiscal year ended 10/31/13	Aggregate total for fiscal year ended 10/31/14
Audit Fees	$91,447	$77,058
Audit-Related Fees	$0	$0
Tax Fees	$6,843	$14,469
All Other Fees	$19,029	$6,725

The Fund’s Audit Committee adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.  All of Deloitte’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of Deloitte.

Since inception, and for the past two fiscal years, Deloitte has not billed the Fund or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Fund or the Investment Adviser, any non-audit fees other than certain tax fees and certain consulting and advisory services regarding enterprise risk management. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser is compatible with maintaining Deloitte’s independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

Audit Committee Report.  The Audit Committee has met and held discussions with Deloitte, the Fund’s independent registered public accountant.  The independent registered public accountant represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund’s audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund’s independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from Deloitte a formal written statement consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” describing all relationships between Deloitte and the Fund that might bear on Deloitte’s independence and discussed with Deloitte any relationships that may impact Deloitte’s objectivity and independence and satisfied itself as to Deloitte’s independence.

Based upon the Audit Committee’s discussion with Deloitte and the Audit Committee’s review of the representations of Deloitte and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund’s Annual Report for the fiscal year ended October 31, 2014 filed with the SEC.

The members of the Audit Committee are Ms. Hoagland, Mr. Leibler, Mr. Wacksman and Mr. Jacobson.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) and Section 30(h) of the Investment Company Act in combination require the Fund’s directors and officers, persons who own more than ten percent (10%) of the Fund’s shares of beneficial interest, and the Fund’s Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the reports filed with the SEC, the Fund believes that during the fiscal year ended October 31, 2014, all Section 16(a) filing requirements applicable to such persons were complied with.

Information Pertaining to Certain Stockholders.  To the knowledge of the Fund’s management, before the close of business on December 31, 2014, the following tables sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five percent (5%) of the outstanding shares of the Fund:

5% or Greater Shareholders*

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Trust Portfolios L.P.[1] 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,434,680	19.32%	Beneficial
Morgan Stanley Smith Barney LLC[2] 1585 Broadway New York, NY 10036	1,246,811	9.9%	Beneficial

*
To the knowledge of the Fund’s management, before the close of business on February 20, 2015, the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

[1]	Information obtained from a Schedule 13 G/A filed by First Trust with the SEC on January 9, 2015 reporting share ownership as of December 31, 2014.

[2]	Information obtained from a Schedule 13G/A filed by Morgan Stanley with the SEC on February 17, 2015 reporting share ownership as of December 31, 2014.

INFORMATION ABOUT THE FUND

The Fund is required by federal securities law to file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains information about the Fund (www.sec.gov).  Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders.  THE MOST RECENT ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY FREE OF CHARGE, PLEASE WRITE TO ALPINE FUNDS C/O BOSTON FINANCIAL DATA SERVICES, INC., PO BOX 8061, BOSTON, MA 02266, OR CALL 1-800-617-7616, AND IT WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL. THIS REPORT IS ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV, AND AT WWW.ALPINEFUNDS.COM.

GENERAL INFORMATION

Other Matters to Come Before the Meeting.  The Fund does not intend to present any other business at the Meeting, other than those described in this Proxy Statement, nor is the Fund aware that any shareholder intends to do so.  If other business should properly come before the Meeting or at any adjournments or postponements thereof, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2016 should be received by the Secretary of the Fund no later than December 1, 2015. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund’s proxy materials is referred to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Non-Rule 14a-8 proposals of business to be considered by the Fund’s shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Board of Trustees or (2) by any shareholder of the Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Fund’s By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business. Pursuant to the Fund’s By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required under the Fund’s By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made.  The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described above.

The Fund did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Rule 14a-4(c) under the 1934 Act any proxies held by persons designated as proxies by the Board and received in respect of this Meeting will be voted in their discretion on such other matter which may properly come before the Meeting.

Any shareholder’s notice shall set forth as to each matter the items required under the Fund’s By-Laws.

Voting Results.  Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s next Semi-Annual Report to shareholders.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.

Andrew Pappert, Secretary

Purchase, New York
March 30, 2015

PROXY CARD

Alpine

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 745-0267** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

SHAREHOLDER NAME AND ADDRESS HERE

The undersigned hereby appoints Ronald G. Palmer Jr. and Andrew E. Pappert, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Alpine Global Dynamic Dividend Fund ("the Fund"), to be held on May 20, 2015, at 10:30 a.m. Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604 (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on February 20, 2015. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866)745-0267. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

Please fill in circle shown using black or blue ink or number 2 pencil: ●

	FOR	**WITHHOLD**	
1. Elect one Trustee to the Board of Trustees:			
a) Samuel A. Lieber	O	O	
	FOR	**AGAINST**	**ABSTAIN**
2. To transact such other business as may properly come before the meeting or any adjournments thereof.	O	O	O

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy card, by writing the Secretary of the Fund or by attending the meeting and voting in person.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]